MANAGERS TRUST II

RENAISSANCE LARGE-CAP EQUITY FUND

Supplement dated December 8, 2005

to the Prospectus (as supplemented May 27, 2005) and Statement of

Additional Information dated May 1, 2005

The following information supplements and supersedes any information to the contrary relating to Renaissance Large-Cap Equity Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Prospectus (as supplemented May 27, 2005) and Statement of Additional Information dated May 1, 2005.

Renaissance Large-Cap Equity Fund:

At a meeting held on December 2, 2005, the Trust’s Board of Trustees unanimously approved a plan to liquidate and terminate the Fund, effective on or about January 31, 2006 (the “Liquidation Date”). It is expected that the cash proceeds of the liquidation will be distributed to shareholders promptly following the Liquidation Date.

In light of the upcoming liquidation, effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts (excluding investments made pursuant to automatic investment programs and reinvestment of any dividends and distributions).

December 8, 2005